UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2022 (January 12, 2022)

Andretti Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Zionsville Road

Indianapolis, Indiana 46268

(Address of principal executive offices, including zip code)

(317) 872-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable public warrant	WNNR.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value	WNNR	New York Stock Exchange
Public warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	WNNR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2022, Andretti Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Share”), and one-half of one redeemable public warrant of the Company (each whole warrant, a “Public Warrant”), with each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on March 23, 2021 (File No. 333-254627) (as amended, the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an underwriting agreement, dated January 12, 2022, by and among the Company and RBC Capital Markets, LLC, as representative of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

a public warrant agreement, dated as of January 12, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

a private warrant agreement, dated as of January 12, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

•

an investment management trust agreement, dated as of January 12, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

a registration and shareholder rights agreement, dated as of March 3, 2021, by and among the Company, the Company’s sponsor, Andretti Sponsor LLC (the “Sponsor”), SOL Verano Blocker 1 LLC (the “Sponsor Co-Investor”) and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a private placement warrants purchase agreement, dated as of January 12, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

a private placement warrants purchase agreement, dated as of January 12, 2022, by and between the Company and the Sponsor Co-Investor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•

a letter agreement, dated as of January 12, 2022 (the “Letter Agreement”), by and among the Company, the Sponsor and its executive officers and directors, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	an administrative support agreement, dated as of January 12, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	an indemnification agreement, dated as of January 12, 2022, by and between the Company and Michael M. Andretti, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•

an indemnification agreement, dated as of January 12, 2022, by and between the Company and William J. Sandbrook, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•	an indemnification agreement, dated as of January 12, 2022, by and between the Company and William M. Brown, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

•	an indemnification agreement, dated as of January 12, 2022, by and between the Company and Zakary C. Brown, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

•	an indemnification agreement, dated as of January 12, 2022, by and between the Company and James W. Keyes, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference;

•	an indemnification agreement, dated as of January 12, 2022, by and between the Company and Cassandra S. Lee, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference;

•	an indemnification agreement, dated as of January 12, 2022, by and between the Company and Gerald D. Putnam, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference;

•

an indemnification agreement, dated as of January 12, 2022, by and between the Company and John J. Romanelli, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference; and

•

a securities subscription agreement, dated as of January 12, 2022, by and between the Company and the Sponsor Co-Investor, a copy of which is attached as Exhibit 10.15 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 13,550,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Sponsor Co-Investor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $13,550,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor and the Sponsor Co-Investor have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until thirty (30) days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2022, in connection with the IPO, Mr. Z. Brown, Mr. Keyes, Ms. Lee, Mr. Putnam and Mr. Romanelli were appointed to the board of directors of the Company (the “Board”). Each of Mr. Z. Brown, Mr. Keyes, Ms. Lee, Mr. Putnam and Mr. Romanelli is an independent director. Effective January 12, 2022, Ms. Lee, Mr. Romanelli and Mr. Putnam were appointed to the Audit Committee of the Board, with Ms. Lee serving as the chair of the Audit Committee. Effective January 12, 2022, Mr. Putnam, Mr. Z. Brown and Mr. Keyes were appointed to the Compensation Committee of the Board, with Mr. Putnam serving as the chair of the Compensation Committee. Effective January 12, 2022, Mr. Keyes, Mr. Romanelli and Mr. Z. Brown were appointed to the Nominating Committee of the Board, with Mr. Keyes serving as the chair of the Nominating Committee.

Following the appointment of Mr. Z. Brown, Mr. Keyes, Ms. Lee, Mr. Putnam and Mr. Romanelli, the Board is comprised of the following three classes: (i) the term of office of the first class of directors, consisting of Mr. Z. Brown and Mr. Sandbrook, will expire at the Company’s first annual meeting of shareholders; (ii) the term of office of the second class of directors, consisting of Ms. Lee, Mr. Putnam and Mr. Andretti, will expire at the Company’s second annual meeting of shareholders; and (iii) the term of office of the third class of directors, consisting of Mr. Keyes and Mr. Romanelli, will expire at the Company’s third annual meeting of shareholders.

On January 12, 2022, in connection with their appointments to the Board, each of Mr. Z. Brown, Mr. Keyes, Ms. Lee, Mr. Putnam and Mr. Romanelli entered into the Letter Agreement as well as an indemnity agreement with the Company. In addition, on March 2, 2021, the Sponsor transferred 30,000 Class B ordinary shares, par value $0.0001, of the Company (the “Founder Shares”) to Ms. Lee and 25,000 Founder Shares to each of Mr. Z. Brown, Mr. Keyes, Mr. Putnam and Mr. Romanelli.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the indemnity agreements, copies of which are attached as Exhibit 10.5 and 10.7 through 10.14 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2022, in connection with the IPO, the Company adopted the amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”), effective the same date, which both amends and restates the provisions of the memorandum and articles of association of the Company. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $235,750,000, which amount includes $8,050,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with the Class A Ordinary Shares that the Company’s public shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of the public Class A Ordinary Shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Class A Ordinary Shares the right to have their the Class A Ordinary Shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the public Class A Ordinary Shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO, which can be extended at the Sponsor’s option by up to 6 months or pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association (the “Completion Window”) or (B) with respect to any other provision relating to the rights of holders of the Class A Ordinary Shares, and (c) the redemption of the public Class A Ordinary Shares if the Company has not consummated its business combination within the Completion Window, subject to applicable law.

On January 12, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 12, 2022, by and among Andretti Acquisition Corp. and RBC Capital Markets, LLC.

3.1	Amended and Restated Memorandum and Articles of Association of Andretti Acquisition Corp.

4.1	Public Warrant Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Private Warrant Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration and Shareholder Rights Agreement, dated as of January 12, 2022, by and among Andretti Acquisition Corp., Andretti Sponsor LLC, SOL Verano Blocker 1 LLC and certain other security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Andretti Sponsor LLC.

10.4	Private Placement Warrants Purchase Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and SOL Verano Blocker 1 LLC

10.5	Letter Agreement, dated January 12, 2022, by and among Andretti Acquisition Corp., Andretti Sponsor LLC, Andretti Acquisition Corp.’s executive officers and directors and SOL Verano Blocker 1 LLC.

10.6	Administrative Support Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Andretti Sponsor LLC.

10.7	Indemnification Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Michael M. Andretti.

10.8	Indemnification Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and William J. Sandbrook.

10.9	Indemnification Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and William M. Brown.

10.10	Indemnification Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Zakary C. Brown.

10.11	Indemnification Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and James W. Keyes.

10.12	Indemnification Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Cassandra S. Lee.

10.13	Indemnification Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Gerald D. Putnam.

10.14	Indemnification Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and John J. Romanelli.

10.15	Securities Subscription Agreement, dated as of January 12, 2022, by and between Andretti Acquisition Corp. and Sol Verano Blocker 1 LLC.

99.1	Press Release, dated January 12, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRETTI ACQUISITION CORP.

Date: January 19, 2022	By:	/s/ William M. Brown
Name: William M. Brown
Title: Chief Financial Officer